UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                  000-50329                   98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
      of Incorporation)             Number)               Identification Number)

             330 Madison Avenue, 9th Floor, New York, New York 10017

              (Address of principal executive offices) (zip code)

                                 (866) 401-5969
                            (Registrant's telephone
                          number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On May 7, 2006, TraceGuard Technologies Ltd. entered into an agreement with Dr. Ehud Ganani pursuant to which Dr. Ganani will serve as Chief Executive Officer of TraceGuard Technologies Ltd., effective February 1, 2006. Dr. Ganani shall receive a monthly salary of $15,000 and an annual bonus of up to $60,000 upon achieving certain objectives. Dr. Ganani will be granted up to 2,790,000 stock options of TraceGuard Technologies, Inc. Options are exercisable at an exercise price of $0.70 per share.

Item 3.02 Unregistered Sales of Equity Securities.

      On May 7, 2006, we completed a private placement offering of 2,108,662 units, each "unit" comprising one share of our common stock and two common share purchase warrants each for a share of our common stock for an aggregate purchase price of $1,476,064.00. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation S, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
10.1 Agreement, effective as of February 1, 2006, by and between TraceGuard Technologies Ltd. and Dr. Ehud (Udi) Ganani.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRACEGUARD TECHNOLOGIES, INC.

Dated: May 9, 2006                        By: /s/ David Ben-Yair
                                             -----------------------------------
                                             Name: David Ben-Yair
                                             Title: Chief Financial Officer


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